SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 25, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of February 28, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE2)

                           Residential Asset Mortgage Products, Inc.
                     (Exact name of registrant as specified in its charter)


            DELAWARE                   333-91561             41-1955181
  (State or other jurisdiction         (Commission         (I.R.S. employer
       of incorporation)              file number)        identification no.)


   8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota     55437
               (Address of principal executive offices)              (Zip code)
                                         (612) 832-7000

               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)

-------------------------------------------------------------------------------

                         Exhibit Index Located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Equity Loan Trust 2000-HE2,
                      GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE2 Class A-1 and Class A-2 Servicing Certificates, each for Payment Date 8/25/00.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant



                   By:    /s/ Patricia C. Taylor
                   Name:  Patricia C. Taylor
                   Title: Vice President



Date: August 25, 2000

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Equity Loan Trust 2000-HE2,
                      GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE2 Class A-1 and Class A-2 Servicing Certificates, each for Payment Date 8/25/00.


           Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE2, Class A-1
                                      Payment Date        08/25/2000

Servicing Certificate

Beginning Pool Balance                                            334,285,125.77
Ending Pool Balance                                               367,208,609.06
Principal Collections                                              11,315,518.95
Principal Draws                                                    12,786,585.70
Net Principal Collections                                                     -

Current Month Repurchases                                              40,759.01
Current Month Repurchases - Due to Delinquency                                -

Mortgage Loan Principal balance current period                    367,208,609.06

Interest earned on Pre-Funding Account                                630,237.33
Interest earned on Funding Account                                      2,516.60
Interest Collections
                                                                    2,557,232.18
Excess Spread                                                               0.00

Active Loan Count                                                      14,385

Net Loan Rate                                                           9.42353%
Substitution Adjustment Amount                                              0.00

Note Rate                                                                6.8400%

Term Notes                                                  Amount               Factor
----------                                                  ------               ------
Beginning Balance                                             451,475,000.00      1.0000000
Ending Balance                                                451,475,000.00      1.0000000
Principal                                                               0.00      0.0000000
Interest                                                        2,659,187.75    147.2500000
Interest Shortfall                                                      0.00      0.0000000
Security Percentage                                                  100.00%




Variable Funding Notes                                      Amount
----------------------                                      ------
Beginning Balance                                                       0.00
Ending Balance                                                          0.00
Principal                                                               0.00
Interest                                                                0.00
Interest Shortfall                                                      0.00
Security Percentage                                                     0.00%



Certificates                                                            0.00


Funding Account Balance                                  Total Amount
                                                   --------------------------
Beginning Balance                                                       0.00
Prior Month Net Principal Collections deposit                   1,156,157.01
Prior Month Overcollateralization deposit                               0.00
Withdraw for Prior month interest earned                                0.00
Interest Earned on Funding Account                                  2,516.60
Additional Balances/Subsequent Loan Transfer                            0.00


                                                   --------------------------
      Total Ending Balance as of Collection Period              1,158,673.61


Total Funding Account Deposit (including Net                      584,235.32
Principal and Over-Collateralization)
Current Month Net Principal Collections                                 0.00
Current Month Subsequent Transfer Loan Acquired                         0.00
Additional Balances Acquired                                            0.00

Pre-Funding Account Balance
Beginning Balance                                             116,073,733.73
Interest Earned on Prefunding Account                             630,237.33
Prior Month Interest Earned transferred to                         40,016.51
Capitalized Interest Account
Current Month Subsequent Transfer Loan Acquired                31,452,416.54
Draws exceeding Collections for Current Month
                                                                1,471,066.75
                                                  --------------------------
      Total Ending Balance as of Collection Period             83,740,471.26




Capitalized Interest Account Balance
Beginning Balance                                               1,063,807.64
Interest Earned                                                     5,557.19
Prior Month Interest Earned on Pre-Funding Account                 40,016.51
Prior Month Advance to Cover Interest Shortfall                   109,657.34
                                                   --------------------------
                              Total Ending Balance                999,724.00


Beginning Overcollateralization Amount                                  0.00
Overcollateralization Amount Increase (Decrease)                  584,235.32
Outstanding Overcollaterization Amount
                                                                  584,235.32
Target Amount                                                   7,900,812.50

Credit Enhancement Draw Amount                                          0.00
Unreimbursed Prior Draws                                                0.00

Has a Rapid Amortization Event Occurred?                                  No
Has a Managed Amortization Event Occurred?                                No
Has a Servicing Default Occurred ?                                        No


                                                                                 Number        Percent
                                                                     Balance    of Loans     of Balance
Delinquent Loans (30 Days)                                      1,367,096.30      57            0.37%
Delinquent Loans (60 Days)                                        268,823.18       8            0.07%
Delinquent Loans (90+ Days) (1)                                    94,166.34       1            0.03%
Foreclosed Loans                                                        0.00       0            0.00%
REO                                                                     0.00       0            0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                                               Percent
                                                    Liquidation To-Date                      of Balance
                                                   --------------------------
Beginning Loss Amount                                                   0.00
Current Month Loss Amount                                               0.00                    0.00%
Ending Loss Amount                                                      0.00



            Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE2, Class A-2
                                            Payment Date     08/25/2000

Servicing Certificate

Beginning Pool Balance                                             50,368,580.79
Ending Pool Balance                                                59,365,498.87
Principal Collections                                               3,524,515.42
Principal Draws                                                     2,167,551.35
Net Principal Collections                                           1,356,964.07

Current Month Repurchases                                                     -
Current Month Repurchases - Due to Delinquency                                -

Mortgage Loan Principal balance current period                     59,365,498.87

Interest earned on Pre-Funding Account                                 71,039.33
Interest earned on Funding Account                                        283.67
Interest Collections                                                  391,998.51
Excess Spread                                                               0.00

Active Loan Count                                                         891

Net Loan Rate                                                           8.67278%
Substitution Adjustment Amount                                              0.00

Note Rate                                                                7.2000%

Term Notes                                                     Amount          Factor
----------                                                     ------          ------
Beginning Balance                                             65,000,000.00    1.0000000
Ending Balance                                                65,000,000.00    1.0000000
Principal                                                              0.00    0.0000000
Interest                                                         403,000.00  155.0000000
Interest Shortfall                                                     0.00    0.0000000
Security Percentage                                                 100.00%




Variable Funding Notes                                         Amount
----------------------                                         ------
Beginning Balance                                                      0.00
Ending Balance                                                         0.00
Principal                                                              0.00
Interest                                                               0.00
Interest Shortfall                                                     0.00
Security Percentage                                                    0.00%



Certificates                                                           0.00


Funding Account Balance                                     Total Amount
                                                         -------------------
Beginning Balance                                                      0.00
Prior Month Principal Collections deposit                      1,546,641.15
Prior Month Overcollateralization deposit                              0.00
Withdraw for Prior month interest earned                               0.00
Interest Earned on Funding Account                                   283.67
Additional Balances/Subsequent Loan Transfer                           0.00
                                                         -------------------
            Total Ending Balance as of Collection Period       1,546,924.82


Total Funding Account Deposit (including Net Principal         1,427,399.84
and Over-Collateralization)
Current Month Net Principal Collections                        1,356,964.07
Current Month Subsequent Transfer Loan Acquired                        0.00
Additional Balances Acquired                                           0.00

Pre-Funding Account Balance
Beginning Balance                                             13,089,288.66
Interest Earned on Prefunding Account                             71,039.33
Prior Month Interest Earned transferred to Capitalized             4,510.60
Interest Account
Current Month Subsequent Transfer Loan Acquired               10,353,882.15
                                                         -------------------
                                    Total Ending Balance       2,801,935.24



Capitalized Interest Account Balance
Beginning Balance                                                119,910.66
Interest Earned                                                      626.40
Prior Month Interest Earned on Pre-Funding Account                 4,510.60
Prior Month Advance to Cover Interest Shortfall                   10,856.92
                                                         -------------------
                                    Total Ending Balance         114,190.74


Beginning Overcollateralization Amount                                 0.00
Overcollateralization Amount Increase (Decrease)                  70,435.77
Outstanding Overcollaterization Amount
                                                                  70,435.77
Target Amount                                                  1,137,500.00

Credit Enhancement Draw Amount                                         0.00
Unreimbursed Prior Draws                                               0.00

Has a Rapid Amortization Event Occurred?                                 No
Has a Managed Amortization Event Occurred?                               No
Has a Servicing Default Occurred ?                                       No


                                                                               Number     Percent
                                                                    Balance   of Loans   of
                                                                                          Balance
Delinquent Loans (30 Days)                                       190,115.81      3         0.32%
Delinquent Loans (60 Days)                                               -       0         0.00%
Delinquent Loans (90+ Days) (1)                                        0.00      0         0.00%
Foreclosed Loans                                                       0.00      0         0.00%
REO                                                                    0.00      0         0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                                          Percent
                                                          Liquidation                    of
                                                         To-Date                          Balance
                                                         -------------------
Beginning Loss Amount                                                  0.00
Current Month Loss Amount                                              0.00                0.00%
Ending Loss Amount                                                     0.00




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